Exhibit 99.1

Kodak Earns $19 Million in Third Quarter

Quarter Highlights:

  Net earnings totaled $19 million; Operational EBITDA was $89 million, up from $42 million in the previous-year quarter.
  Sales totaled $564 million, an increase of $1 million from the third quarter in 2013.
  Year-to-date Operational EBITDA was $119 million; YTD net loss was $77 million.
  Company expects to meet projections for 2014 of revenue between $2.1 and $2.3 billion and Operational EBITDA between $145 and $165 million.
  Strong sales growth achieved for key strategic technology products.

ROCHESTER, N.Y.--(BUSINESS WIRE)--November 4, 2014--Driven by strong sales increases for key strategic technology products and intellectual property licensing payments, Eastman Kodak Company (NYSE: KODK) today reported net earnings of $19 million for the third quarter of 2014. Net earnings in the third quarter of 2013 were $1.99 billion as a result of a $2.21 billion reorganization item gain in that quarter. Operational EBITDA increased to $89 million in the third quarter from $42 million in the previous-year quarter.

Sales in the quarter were $564 million, up $1 million from the previous-year quarter, despite declines totaling $43 million in the Consumer Inkjet and Entertainment Imaging films mature businesses.

“Our first profitable quarter since our emergence is a milestone,” said Jeff Clarke, Chief Executive Officer. “Strategic technology product areas, especially in our graphics business, are showing momentum, and we continue to invest significantly in our technology and to build our installed base.

“However, Kodak continues to operate too closely to our breakeven point. While our costs are down, we will continue to reengineer processes, streamline our organization, and improve execution and accountability to accelerate and broaden our momentum.

“Our digital plates and CTP platesetter product lines delivered solid growth, with continuing robust growth in sales of KODAK SONORA Process Free Plates. Customers worldwide recognize the cost, workflow and environmental advantages offered by this product line, which eliminates use of water, chemistry and energy associated with processing of plates without sacrificing quality. We also showed strong growth for our unique packaging solution, the KODAK FLEXCEL NX System. Our KODAK PROSPER Systems had growth of more than 50% in pages printed.”

Chief Financial Officer John McMullen said, “Kodak is on track to meet guidance for 2014 revenue of $2.1 to $2.3 billion and Operational EBITDA of $145 to $165 million. Liquidity remains strong, with a cash balance of $744 million.”

Table 1: Kodak Earnings Summary

Millions of dollars	3Q 2014	3Q 2013	9 Months 2014	9 Months 2013

Sales	$564	$563	$1,573	$1,740
Gross Profit	156	107	347	390
Percent of Revenue	28%	19%	22%	22%
Net income (loss)	19	1,986	(77)	2,045
Operational EBITDA[1]	89	42	119	116

1Operational EBITDA is defined as Total Segment Earnings (Loss) plus depreciation and amortization expense, and excluding the reallocation of costs previously allocated to discontinued businesses, the impact of fresh start accounting, stock-based compensation expense and certain consulting costs. Total Segment Earnings (Loss) represents the company’s measure of segment earnings which excludes Restructuring costs, Reorganization items, net, the Corporate components of pension and OPEB expenses / income (as defined in the company’s public filings with regard to segment earnings information), other operating income (expense), net, and other income and expenses.

Graphics, Entertainment & Commercial Films (GECF): The GECF segment consists of the Graphics and Entertainment & Commercial Films groups, as well as Kodak’s intellectual property and brand licensing activities.

Table 2: GECF Segment Financial Overview

Millions of dollars	3Q 2014	3Q 2013	9 Months 2014	9 Months 2013

Revenue	$400	$353	$1,075	$1,110
Gross Profit	102	44	183	191
Percent of Revenue	26%	12%	17%	17%
Selling, General and Administrative (“SG&A”)	42	56	148	183
Research and Development (“R&D”)	5	5	15	14
Segment Earnings (Loss)	55	(17)	20	(6)
Operational EBITDA[1]	89	36	134	108

GECF segment sales were $400 million in the third quarter of 2014, an increase of 13% from the $353 million of the previous-year quarter.

A significant decline in motion picture film was more than offset by $51 million in non-recurring intellectual property licensing revenue. Unit volume in the digital plates business was up for the second quarter in a row, led by KODAK SONORA Process Free Plates. Combined with solid growth in computer-to-plate (CTP) platesetter sales, unit volume growth more than offset price erosion and resulted in a modest increase in revenue for the Pre-Press Solutions business.

Operational EBITDA for GECF improved in the quarter by $53 million to $89 million. The improvement in gross profit percent was driven by the gain in intellectual property and brand licensing, as well as manufacturing cost reductions in Graphics, primarily from positive comparisons as a result of fresh start accounting and lower material costs.

Digital Printing and Enterprise (DP&E): The DP&E Segment consists of Digital Printing, Packaging and Functional Printing, Enterprise Services & Solutions, and Consumer Inkjet Systems businesses.

Table 3: Digital Printing & Enterprise Segment Financial Overview

Millions of dollars	3Q 2014	3Q 2013	9 Months 2014	9 Months 2013

Revenue	$164	$198	$498	$593
Gross Profit	40	47	121	158
Percent of Revenue	24%	24%	24%	27%
Selling, General and Administrative (“SG&A”)	35	45	119	145
Research and Development (“R&D”)	19	23	68	63
Segment Loss	(14)	(21)	(66)	(50)
Operational EBITDA[1]	-	6	(15)	8

DP&E had sales of $164 million in the third quarter of 2014, a decline of 17% from the $198 million of the previous-year quarter, driven primarily by the decline in the Consumer Inkjet business.

Sales of KODAK FLEXCEL NX Products for package printing continued to enjoy strong growth in the quarter, on track with expectations, with revenue from FLEXCEL NX Plates up by 34%.

Operational EBITDA for the DP&E Segment declined from $6 million in the 2013 third quarter to zero in the 2014 quarter, largely as a result of the decrease in consumer inkjet ink sales. Gross profit percent remained essentially flat, with positive impacts from inventory revaluation as a result of fresh start accounting being offset by consumer inkjet ink sales constituting a lower percentage of the segment’s gross profit dollars, as well as lower sales of consumables in the digital printing business.

About Kodak

Kodak is a technology company focused on imaging for business. We provide innovative hardware, software, consumables and services to customers in graphic communications, packaging and functional printing. We also serve entertainment and commercial films markets. With our world-class R&D organization and extensive product portfolio, Kodak is helping customers around the globe to grow their own businesses in a sustainable way. For additional information on Kodak, visit us at kodak.com, follow us on Twitter @Kodak, or like us on Facebook at KodakNow.

CAUTIONARY STATEMENT PURSUANT TO SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This document includes “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, liquidity, investments, financing needs, business trends, and other information that is not historical information. When used in this document, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “predicts," “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon the Company’s expectations and various assumptions. Future events or results may differ from those anticipated or expressed in these forward-looking statements. Important factors that could cause actual events or results to differ materially from these forward-looking statements include, among others, the risks and uncertainties described in more detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, under the headings “Business,” “Risk Factors,” and/or “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Liquidity and Capital Resources,” the Risk Factors section of the Company's Report on Form 10-Q for the period ended September 30, 2014, and those described in other filings the Company makes with the SEC from time to time, as well as the following: the Company’s ability to improve and sustain its operating structure, financial results and profitability; the ability of the Company to achieve cash forecasts, financial projections, and projected growth; our ability to achieve the financial and operational results contained in our business plans; the ability of the Company to discontinue or sell certain non-core businesses or operations; the Company’s ability to comply with the covenants in its credit facilities; our ability to obtain additional financing if and as needed; any potential adverse effects of the Chapter 11 proceedings on the Company’s brand or business prospects; the Company’s ability to fund continued investments, capital needs, restructuring payments and service its debt; changes in foreign currency exchange rates, commodity prices and interest rates; the resolution of claims against the Company; our ability to attract and retain key executives, managers and employees; our ability to maintain product reliability and quality and growth in relevant markets; our ability to effectively anticipate technology trends and develop and market new products, solutions and technologies; and the impact of the global economic environment on the Company. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this report on Form 10-Q and are expressly qualified in their entirety by the cautionary statements included in this document. The Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

APPENDICES

A. NON-GAAP MEASURES

In this third quarter financial results news release, reference is made to certain non-GAAP financial measures of Operational EBITDA.

The Company believes that these non-GAAP measures represent important internal measures of performance. Accordingly, where they are provided, it is to give investors the same financial data management uses with the belief that this information will assist the investment community in properly assessing the underlying performance of the company, its financial condition, results of operations and cash flow.

The following reconciliations are provided with respect to terms used in this third quarter financial results news release.

The following tables reconcile Operational EBITDA, Graphics, Entertainment and Commercial Films (“GECF”) Operational EBITDA, and Digital Printing and Enterprise (“DP&E”) Operational EBITDA to the most directly comparable GAAP measure of net loss (earnings) attributable to Eastman Kodak Company for the three months and nine months ended September 30, 2014 and 2013, respectively:

(in millions)	Three Months Ended September 30,
	2014	2013
GECF Operational EBITDA, as presented	$89	$36
GECF depreciation and amortization	(32)	(33)
GECF impact of fresh start adjustments	-	(14)
GECF impact of stock based compensation and certain consulting costs	(2)	(1)
GECF impact of costs previously allocated to discontinued operations	-	(5)
GECF segment earnings (loss)	$55	$(17)

DP&E Operational EBITDA, as presented	$-	$6
DP&E depreciation and amortization	(13)	(8)
DP&E impact of fresh start adjustments	-	(13)
DP&E impact of stock based compensation and certain consulting costs	(1)	(1)
DP&E impact of costs previously allocated to discontinued operations	-	(5)
DP&E segment loss	$(14)	$(21)

Operational EBITDA, as presented	$89	$42
Reportable segments depreciation and amortization	(45)	(41)
Impact of fresh start adjustments	-	(27)
Impact of stock based compensation and certain consulting costs	(3)	(2)
Impact of costs previously allocated to discontinued operations	-	(10)
Total segment earnings (loss)	$41	$(38)
All other	(2)	(1)
Restructuring costs and other (including restructuring related expenses reported in cost of sales)	(9)	(7)
Corporate components of pension and OPEB income (1)	30	29
Other operating loss, net	(2)	-
Loss on early extinguishment of debt, net	-	(2)
Interest expense	(15)	(39)
Other charges, net	(1)	(2)
Reorganization items, net	(1)	2,212
Consolidated earnings from continuing operations before income taxes	41	2,152
Provision for income taxes	10	98
Earnings from continuing operations	31	2,054
Loss from discontinued operations, net of income taxes	(12)	(68)
Net earnings	19	1,986
Less: Net income (loss) attributable to noncontrolling interests	2	(3)
Net earnings attributable to Eastman Kodak Company (GAAP basis)	$17	$1,989

(in millions)	Nine Months Ended September 30,
	2014	2013
GECF Operational EBITDA, as presented	$134	$108
GECF depreciation and amortization	(106)	(82)
GECF impact of fresh start adjustments	-	(14)
GECF impact of stock based compensation and certain consulting costs	(6)	(1)
GECF impact of costs previously allocated to discontinued operations	(2)	(17)
GECF segment earnings (loss)	$20	$(6)

DP&E Operational EBITDA, as presented	$(15)	$8
DP&E depreciation and amortization	(44)	(25)
DP&E impact of fresh start adjustments	-	(13)
DP&E impact of stock based compensation and certain consulting costs	(5)	(1)
DP&E impact of costs previously allocated to discontinued operations	(2)	(19)
DP&E segment loss	$(66)	$(50)

Operational EBITDA, as presented	$119	$116
Reportable segments depreciation and amortization	(150)	(107)
Impact of fresh start adjustments	-	(27)
Impact of stock based compensation and certain consulting costs	(11)	(2)
Impact of costs previously allocated to discontinued operations	(4)	(36)
Total segment loss	$(46)	$(56)
All other	(9)	(4)
Restructuring costs and other (including restructuring related expenses reported in cost of sales)	(42)	(53)
Corporate components of pension and OPEB income (1)	90	56
Other operating (loss) income, net	(2)	495
Loss on early extinguishment of debt, net	-	(8)
Interest expense	(47)	(112)
Other charges	(4)	(13)
Reorganization items, net	(11)	2,021
Consolidated (loss) earnings from continuing operations before income taxes	(71)	2,326
Provision for income taxes	11	156
(Loss) earnings from continuing operations	(82)	2,170
Earnings (loss) from discontinued operations, net of income taxes	5	(125)
Net (loss) earnings	(77)	2,045
Less: Net income (loss) attributable to noncontrolling interests	4	(3)
Net (loss) earnings attributable to Eastman Kodak Company (GAAP basis)	$(81)	$2,048

(1) Composed of interest cost, expected return on plan assets, amortization of actuarial gains and losses, amortization of prior service credits related to the U.S. Postretirement Benefit Plan and special termination benefits, curtailments and settlement components of pension and other postretirement benefit expenses, except for settlements in connection with the Chapter 11 bankruptcy proceedings that are recorded in Reorganization items, net and curtailments and settlements included in Earnings (loss) from discontinued operations, net of income taxes in the Consolidated Statement of Operations.

B. FINANCIAL STATEMENTS

Segment Earnings (Loss) and Consolidated Earnings (Loss) from Continuing Operations before Income Taxes

	Successor		Predecessor	Successor		Predecessor
(in millions)	Three Months	One Month	Two Months	Nine Months	One Month	Eight Months
	Ended	Ended	Ended	Ended	Ended	Ended
	September 30,	September 30,	August 31,	September 30,	September 30,	August 31,
	2014	2013	2013	2014	2013	2013
Graphics, Entertainment and Commercial Films ("GECF")
Revenues	$400	$123	$230	$1,075	$123	$987
Cost of revenues	298	114	195	892	114	805
Gross profit	102	9	35	183	9	182
Selling, general and administrative expenses	42	19	37	148	19	164
Research and development costs	5	1	4	15	1	13
GECF segment earnings (loss)	$55	$(11)	$(6)	$20	$(11)	$5

Digital Printing and Enterprise ("DP&E")
Revenues	$164	$74	$124	$498	$74	$519
Cost of revenues	124	62	89	377	62	373
Gross profit	40	12	35	121	12	146
Selling, general and administrative expenses	35	16	29	119	16	129
Research and development costs	19	9	14	68	9	54
DP&E segment loss	$(14)	$(13)	$(8)	$(66)	$(13)	$(37)

Total segment earnings (loss)	$41	$(24)	$(14)	$(46)	$(24)	$(32)
All other	(2)	(4)	3	(9)	(4)	-
Restructuring costs and other	(9)	(4)	(3)	(42)	(4)	(49)
Corporate components of pension and OPEB income	30	13	16	90	13	43
Other operating (loss) income, net	(2)	-	-	(2)	-	495
Loss on early extinguishment of debt, net	-	-	(2)	-	-	(8)
Interest expense	(15)	(6)	(33)	(47)	(6)	(106)
Other charges, net	(1)	-	(2)	(4)	-	(13)
Reorganization items, net	(1)	(5)	2,217	(11)	(5)	2,026
Consolidated earnings (loss) from continuing operations before income taxes	$41	$(30)	$2,182	$(71)	$(30)	$2,356

The notes accompanying the Company’s third quarter 2014 Form 10-Q are an integral part of these consolidated financial statements.

CONSOLIDATED STATEMENT OF OPERATIONS
(in millions)
	Successor		Predecessor
	Three Months Ended	One Month Ended	Two Months Ended
	September 30, 2014	September 30, 2013	August 31, 2013
Revenues
Sales	$471	$165	$296
Services	93	33	69
Total revenues	564	198	365
Cost of revenues
Sales	339	146	228
Services	69	30	52
Total cost of revenues	408	176	280
Gross profit	156	22	85
Selling, general and administrative expenses	67	29	64
Research and development costs	20	8	16
Restructuring costs and other	9	4	3
Other operating loss, net	2	-	-
Earnings (loss) from continuing operations before interest expense, loss on early extinguishment of debt, other charges, net, reorganization items, net and income taxes	58	(19)	2
Interest expense	15	6	33
Loss on early extinguishment of debt	-	-	2
Other charges, net	(1)	-	(2)
Reorganization items, net	1	5	(2,217)
Earnings (loss) from continuing operations before income taxes	41	(30)	2,182
Provision for income taxes	10	1	97
Earnings (loss) from continuing operations	31	(31)	2,085
(Loss) earnings from discontinued operations, net of income taxes	(12)	10	(78)
Net earnings (loss)	19	(21)	2,007
Less: Net income (loss) attributable to noncontrolling interests	2	(3)	-
NET EARNINGS (LOSS) ATTRIBUTABLE TO EASTMAN KODAK COMPANY	$17	$(18)	$2,007

The notes accompanying the Company’s third quarter 2014 Form 10-Q are an integral part of these consolidated financial statements.

CONSOLIDATED STATEMENT OF OPERATIONS
(in millions)	Successor		Predecessor
	Nine Months Ended	One Month Ended	Eight Months Ended
	September 30, 2014	September 30, 2013	August 31, 2013
Revenues
Sales	$1,289	$165	$1,263
Services	284	33	279
Total revenues	1,573	198	1,542
Cost of revenues
Sales	1,010	146	955
Services	216	30	219
Total cost of revenues	1,226	176	1,174
Gross profit	347	22	368
Selling, general and administrative expenses	239	29	297
Research and development costs	73	8	66
Restructuring costs and other	42	4	43
Other operating loss (income), net	2	-	(495)
(Loss) earnings from continuing operations before interest expense, loss on early extinguishment of debt, other charges, net, reorganization items, net and income taxes	(9)	(19)	457
Interest expense	47	6	106
Loss on early extinguishment of debt	-	-	8
Other charges, net	(4)	-	(13)
Reorganization items, net	11	5	(2,026)
(Loss) earnings from continuing operations before income taxes	(71)	(30)	2,356
Provision for income taxes	11	1	155
(Loss) earnings from continuing operations	(82)	(31)	2,201
Earnings (loss) from discontinued operations, net of income taxes	5	10	(135)
Net (loss) earnings	(77)	(21)	2,066
Less: Net income (loss) attributable to noncontrolling interests	4	(3)	-
NET (LOSS) EARNINGS ATTRIBUTABLE TO EASTMAN KODAK COMPANY	$(81)	$(18)	$2,066

The notes accompanying the Company’s third quarter 2014 Form 10-Q are an integral part of these consolidated financial statements.

CONSOLIDATED STATEMENT OF FINANCIAL POSITION
(in millions)	As of	As of
	September 30,	December 31,
	2014	2013
ASSETS
Current Assets
Cash and cash equivalents	$744	$844
Restricted cash	13	35
Receivables, net	417	571
Inventories, net	402	358
Deferred income taxes	49	48
Assets held for sale	12	95
Other current assets	23	20
Total current assets	1,660	1,971
Property, plant and equipment, net of accumulated depreciation of $201 and $67, respectively	552	684
Goodwill	96	88
Intangible assets, net of accumulated amortization of $27 and $8, respectively	198	219
Restricted cash	39	79
Deferred income taxes	28	54
Other long-term assets	106	105
TOTAL ASSETS	$2,679	$3,200

LIABILITIES AND EQUITY
Current Liabilities
Accounts payable, trade	$210	$281
Current portion of long-term debt	4	4
Liabilities held for sale	1	38
Other current liabilities	408	562
Total current liabilities	623	885
Long-term debt, net of current portion	672	674
Pension and other postretirement liabilities	498	572
Other long-term liabilities	359	421
Total Liabilities	2,152	2,552

Commitments and Contingencies (Note 6)

Equity
Common stock, $0.01 par value	-	-
Additional paid in capital	618	613
Treasury stock, at cost	(4)	(3)
Accumulated deficit	(162)	(81)
Accumulated other comprehensive income	54	99
Total Eastman Kodak Company shareholders’ equity	506	628
Noncontrolling interests	21	20
Total equity	527	648
TOTAL LIABILITIES AND EQUITY	$2,679	$3,200

The notes accompanying the Company’s third quarter 2014 Form 10-Q are an integral part of these consolidated financial statements.

CONTACT:
Eastman Kodak Company
Media:
Christopher Veronda, +1 585-724-2622
christopher.veronda@kodak.com
or
Investor:
David Bullwinkle, +1 585-724-4053
shareholderservices@kodak.com